                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported)
September 28, 2001
------------------


BANK                          ONE                                   CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware                          001-15323               31-0738296
----------------------------    -----------       ------------------
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)      Identification No.)


1 Bank One Plaza, Chicago, IL                    60670
------------------------------------------------------
   (Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code:   312-732-4000
                                                      ------------
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Item 5.  OTHER EVENTS

       On September 29, 2000 BANK ONE CORPORATION (the "Company") and the following Delaware business trusts sponsored by the Company: BANK ONE Capital V, BANK ONE Capital VI, BANK ONE Capital VII, BANK ONE Capital VIII, BANK ONE Capital IX and BANK ONE Capital X (collectively, the "Trusts"), filed a registration statement (File No. 333-47022) on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), of up to an aggregate of $2,000,000,000 of securities of the Company and the Trusts. On October 11, 2000 the Registration Statement was declared effective by the Commission.

     The Company and BANK ONE Capital VI filed with the Commission on September 24, 2001 a Prospectus Supplement, dated September 20, 2001, to the Prospectus dated October 11, 2000 relating to the sale of $525,000,000 in aggregate liquidation amount of preferred securities to be issued by BANK ONE Capital VI and guaranteed to the extent provided therein by the Company (the "Preferred Securities"). On September 28, 2001, the Company and BANK ONE Capital VI closed on the sale of the Preferred Securities to the underwriters named in the Prospectus Supplement.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed below and attached hereto are hereby filed in connection with and incorporated by reference into the Registration Statement (File No. 333-47022):

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

1.5 Underwriting Agreement by and among the Company, BANK ONE Capital VI and the underwriters named therein, dated September 20, 2001.

4.32 Eighth Supplemental Indenture dated as of September 28, 2001 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

4.33 Amended and Restated Declaration of Trust, dated as of September 28, 2001, of BANK ONE Capital VI.

4.34 Preferred Securities Guarantee Agreement dated as of September 28, 2001 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital VI.

8.2 Opinion of Cravath, Swaine & Moore as to certain federal income tax matters.

23.11 Consent of Cravath, Swaine & Moore (included in Exhibit 8.2 hereto).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANK ONE CORPORATION
                                --------------------
                                (Registrant)


Date: October 3, 2001           By: /s/ Charles W. Scharf
                                ------------------------
                                Title: Chief Financial Officer

                                   INDEX TO EXHIBITS


Exhibit                    Description of                 Sequential Page
Number                        Exhibit                          Number
-------                    --------------                 ---------------


1.5 Underwriting Agreement by and among the Company, BANK ONE Capital VI and the underwriters named therein, dated September 20, 2001.

4.32 Eighth Supplemental Indenture dated as of September 28, 2001 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

4.33 Amended and Restated Declaration of Trust, dated as of September 28, 2001, of BANK ONE Capital VI.

4.34 Preferred Securities Guarantee Agreement dated as of September 28, 2001 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital VI.

8.2 Opinion of Cravath, Swaine & Moore as to certain federal income tax matters.

23.11 Consent of Cravath, Swaine & Moore (include in Exhibit 8.2 hereto).